SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 27, 2003


                             VENUS EXPLORATION, INC.
               (Exact name of registrant specified in its charter)


                                    Delaware
                            (State of incorporation)


                 0-14334                                 13-3299127
        (Commission File Number)            (IRS Employer Identification No.)


                               1250 N.E. LOOP 410
                                    SUITE 205
                            SAN ANTONIO, TEXAS 78209
              (Address of Registrant's principal executive offices)




       Registrant's telephone number, including area code: (210) 930-4900



                                 Not Applicable
          (Former name or former address, if changed since last report)

ITEM 3. BANKRUPTCY OR RECEIVERSHIP

     On February 27, 2003, the United States Bankruptcy Court for the Eastern District of Texas, Beaumont Division, considered the involuntary petition filed on October 9, 2002 against Venus Exploration, Inc. ("Venus") and Venus' response to such petition filed on October 31, 2002. The Court found that Venus subsequently had filed a "Notice of Consent to Entry of Order for Relief" on February 26, 2003, in which Venus admitted that the entry of an order for relief under Chapter 11 was appropriate. Accordingly, the Court entered an order for relief under Chapter 11 of the Bankruptcy Code against Venus.

     No receiver, fiscal officer or similar officer has been appointed. The proceedings have been assigned Case No. 02-13109-BP-11.



                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: March 14, 2003                             VENUS EXPLORATION, INC.


                                                 BY: /s/ EUGENE L. AMES, JR.
                                                     ------------------------
                                                     Eugene L. Ames, Jr.
                                                     Chief Executive Officer